                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 23, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2001
                          providing for the issuance of

                                $520,442,180

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-S10

    Delaware                        333-67140                       94-2528990
 (State or other                   (commission                    (IRS Employer
 jurisdiction of                   File Number)                  Identification
  Incorporation)                                                     Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 549-6500

Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5.   Documents Incorporated by Reference.

         The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2000, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2001 and for the six month period ended June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2001, are hereby incorporated by reference in the Prospectus Supplement and Prospectus relating to WaMu Mortgage Pass-Through Certificates, Series 2001-S10, and shall be deemed to be part hereof and thereof.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

                 Exhibit
                 Number
                 ------
                 23.1      Consent of PriceWaterhouseCoopers LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         WASHINGTON MUTUAL MORTGAGE SECURITIES
                                         CORP.

Date: October 23, 2001                   By:  /s/ Richard Careaga
                                              --------------------------
                                              Richard Careaga
                                              Second Vice President and
                                              Assistant General Counsel

Exhibit
Number
-------
23.1     Consent of PriceWaterhouseCoopers LLP